MUNIYIELD
                                                               NEW YORK
                                                               INSURED
                                                               FUND, INC.

                                                      STRATEGIC
                                                               Performance

                                [GRAPHIC OMITTED]

                                                                Annual Report

                                                                October 31, 1999

MuniYield New York Insured Fund, Inc.

DEAR SHAREHOLDER

For the year ended October 31, 1999, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.883 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 6.79%, based on a month-end per share net asset value of $13.02. Over the same period, the total investment return on the Fund's Common Stock was -11.40%, based on a change in per share net asset value from $16.26 to $13.02, and assuming reinvestment of $0.984 per share ordinary income dividends and $0.561 per share capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -12.59%, based on a change in per share net asset value from $15.37 to $13.02, and assuming reinvestment of $0.432 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.26% for Series A and 3.31% for Series B.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the six-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose nearly 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of

MuniYield New York Insured Fund, Inc.                           October 31, 1999

the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six-month period ended October 31, 1999, we sought to provide an attractive level of tax-exempt income as well as competitive total returns. However, while we were able to provide an attractive level of tax-exempt income, we were less successful in achieving competitive total returns. This was largely the result of the Fund being relatively fully invested in an environment of dramatically rising interest rates, causing the Fund's net asset valuation to decline. These yields were not offset by dividend income, as reflected in the Fund's total returns.

Helping the Fund's performance to some degree during the period was our emphasis on credit quality as credit spreads widened in the rising interest rate environment. With value having been restored to the taxable and tax-exempt fixed-income markets, we intend to stay the course and monitor financial data for signs pointing to an environment more supportive of fixed-income securities.

At October 31, 1999, MuniYield New York Insured Fund, Inc. was overweighted in high-quality holdings with 90% of Fund assets insured and rated AAA by at least one of the major rating agencies.

In Conclusion

On September 23, 1999, MuniYield New York Insured Fund, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniYield New York Insured Fund II, Inc. in exchange for newly issued shares of MuniYield New York Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have similar investment objectives and are managed by Fund Asset Management, L.P.

MuniYield New York Insured Fund, Inc.                           October 31, 1999

We appreciate your investment in MuniYield New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director


/s/ Vincent R. Giordano
Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor
Walter C. O'Connor
Vice President and Portfolio Manager

November 30, 1999

PROXY RESULTS

During the six-month period ended October 31, 1999, MuniYield New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted   Shares Voted  Shares Voted
                                                                                For          Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------

1. To approve an amendment to the Articles Supplementary of the Fund.       6,089,821        235,448       479,197
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1999, MuniYield New York Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted   Shares Voted  Shares Voted
                                                                                For          Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------

1. To approve an amendment to the Articles Supplementary of the Fund as follows:
                                            Series A                            361            18             9
                                            Series B                            243            25             4
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund, Inc.                           October 31, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield New York Insured Fund, Inc.                           October 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York -- 98.4%
------------------------------------------------------------------------------------------------------------------------------------
                           Albany County, New York, Airport Authority, Airport Revenue Bonds (e):
NR*      Aaa     $ 6,095     RITR, AMT, Series RI-7, 7.92% due 12/15/2023 (d)                                                $ 5,896
AAA      Aaa       4,565     Series B, 4.75% due 12/15/2018                                                                    3,829
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,200   Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System Revenue Bonds,
                           5.75% due 1/01/2025 (b)                                                                             7,935
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,000   Long Island Power Authority, New York, Electric System Revenue Refunding Bonds,
                           Series A, 5.25% due 12/01/2026 (a)                                                                  8,916
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                           Series A, 5.75% due 7/01/2021 (b)                                                                   1,944
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds,
                           Series A, 4.75% due 4/01/2028 (f)                                                                   2,035
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,700   Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75%
                           due 8/01/2029 (e)                                                                                   4,500
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                           Revenue Bonds:
AAA      Aaa       7,450     Series A, 4.75% due 6/15/2031 (f)                                                                 5,997
AAA      Aaa       3,250     Series A, 5.75% due 6/15/2031 (f)                                                                 3,123
AAA      Aaa      22,150     Series B, 5.75% due 6/15/2026 (b)                                                                21,388
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                           Revenue Refunding Bonds:
AAA      Aaa       2,000     Series B, 5% due 6/15/2029 (e)                                                                    1,700
AAA      Aaa       2,000     Series B, 5.25% due 6/15/2029 (f)                                                                 1,776
A1+      VMIG1+    3,250     VRDN, Series A, 3.55% due 6/15/2025 (c)(f)                                                        3,250
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City Transitional Finance Authority Revenue Bonds:
AA       Aa3       2,500     Future Tax Secured, Series A, 6% due 8/15/2029                                                    2,486
AAA      NR*       7,500     RIB, Series 141, 7.18% due 5/01/2025 (d)(f)                                                       6,488
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      700   New York City, New York, City Trust Cultural Resource Revenue Bonds (Soloman R.
                           Guggenheim Foundation), VRDN, Series B, 3.50% due 12/01/2015 (c)                                      700
------------------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO, Refunding, Series H:
AAA      Aaa      13,120     5.375% due 8/01/2027 (b)                                                                         11,886
AAA      NR*       5,000     5.375% due 8/01/2027 (e)                                                                          4,530
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
DATES Daily Adjustable Tax-Exempt Securities
GO    General Obligation Bonds
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes

MuniYield New York Insured Fund, Inc.                           October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa     $ 5,000   New York City, New York, RITR, Series 33, 7.04% due 8/01/2027 (b)(d)                              $ 4,100
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   New York State Dormitory Authority, Lease Revenue Bonds (Municipal Health Facilities
                           Improvement Program), Series 1, 5% due 1/15/2023 (e)                                                4,299
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
AAA      Aaa       2,000     (Ithaca College), 5.25% due 7/01/2026 (a)                                                        1,784
AAA      Aaa       2,000     (New School Social Research), 5.75% due 7/01/2026 (b)                                            1,931
NR*      Aaa       7,500     RIB, Series 156, 7.163% due 8/01/2029 (a)(d)(h)                                                  6,137
AAA      Aaa       2,500     (State University Educational Facilities), Series B, 4.75% due 5/15/2028 (b)                     2,035
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Revenue Refunding Bonds:
AAA      Aaa       4,400     (City University System), Series C, 7.50% due 7/01/2010 (f)                                       5,083
AAA      Aaa       4,980     (City University System), Series C, 7% due 7/01/2014 (f)                                          5,159
AAA      NR*       4,250     (Hospital Mortgage-- United Health Services Hospitals), 5.375% due 8/01/2027 (a)(h)               3,840
A1+      VMIG1+    2,600     (Memorial Sloan-Kettering), VRDN, Series A, 3.50% due 7/01/2019 (c)                               2,600
AAA      Aaa       4,600     (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (a)(h)                                 3,737
AAA      Aaa       1,400     (New York State Department of Health), 5% due 7/01/2018 (b)                                       1,214
AAA      Aaa      10,000     (North Shore University Hospital), 5.25% due 11/01/2019 (b)                                       8,962
AAA      Aaa       5,250     (Saint John's University), 4.75% due 7/01/2028 (b)                                                4,271
AAA      Aaa       5,850     (Saint Joseph's Hospital Health Center), 5.25% due 7/01/2018 (b)                                  5,270
AAA      Aaa      13,360     (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (b)                     10,995
AAA      Aaa       6,000     (Siena College), 5.75% due 7/01/2026 (b)                                                          5,793
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds
                           (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (b)                                5,275
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, PCR (Niagara Mohawk Power
                           Corporation Project) (c):
A1+      NR*         400     DATES, Series A, 3.55% due 7/01/2015                                                                400
A1+      NR*       1,000     VRDN, AMT, 3.60% due 12/01/2023                                                                   1,000
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities Finance Agency Revenue Bonds, Series A (a):
AAA      Aaa       2,680     (Health Center Project -- Second Mortgage), 6.375% due 11/15/2019                                 2,764
AAA      Aaa       3,250     (New York Hospital Mortgage), 6.80% due 2/15/2005 (g)(h)                                          3,602
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,000   New York State Medical Care Facilities Finance Agency, Revenue Refunding Bonds
                           (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (b)(h)                                 10,234
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       7,893   New York State Mortgage Agency, Revenue Refunding Bonds, RITR, AMT, Series 24, 7.47%
                           due 10/01/2028 (d)                                                                                  7,323
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      800   New York State Thruway Authority, General Revenue Bonds, VRDN, 3.50% due 1/01/2024 (c)(f)             800
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,750   New York State Thruway Authority Revenue Bonds, Highway and Bridge Trust Fund, Series B,
                           5% due 4/01/2017 (e)                                                                                1,555
------------------------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation Revenue Bonds (Correctional Facilities
                           Service Contract) (a):
AAA      Aaa       2,000     Series B, 4.75% due 1/01/2028                                                                     1,629
AAA      Aaa       5,000     Series C, 6% due 1/01/2029                                                                        4,993
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       6,500   New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional
                           Capital Project), Series A, 5.25% due 1/01/2021 (e)                                                 5,898
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,180   Port Authority of New York and New Jersey, Consolidated Revenue Bonds, AMT, 97th Series,
                           6.50% due 7/15/2019 (f)                                                                             2,278
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund, Inc.                           October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 5,000   Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT,
                           119th Series, 5.50% due 9/15/2016 (f)                                                            $  4,813
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,700   Syracuse, New York, COP (Syracuse Hancock International Airport), AMT, 6.50%
                           due 1/01/2017 (f)                                                                                   5,916
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    2,500   Syracuse, New York, IDA, Civic Facility Revenue Bonds
                           (Multi-Modal -- Syracuse University Project), VRDN, 3.50% due 3/01/2023 (c)                         2,500
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,555   Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Refunding
                           Bonds, Series A, 4.75% due 1/01/2024 (b)                                                            7,076
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   Yonkers, New York, GO, Series C, 5% due 6/01/2019 (f)                                               1,305
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost-- $258,903) -- 98.4%                                                                                 244,950
Other Assets Less Liabilities -- 1.6%                                                                                          3,857
                                                                                                                            --------
Net Assets -- 100.0%                                                                                                        $248,807
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(e)   FSA Insured.
(f)   FGIC Insured.
(g)   Prerefunded.
(h)   FHA Insured.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      *     Not Rated.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Percent of
S&P Rating/Moody's Rating                                                                                                 Net Assets
------------------------------------------------------------------------------------------------------------------------------------
AAA/Aaa ................................................................................................................       90.0%
AA/Aa ..................................................................................................................        1.0
NR (Not Rated) .........................................................................................................        2.9
Other* .................................................................................................................        4.5
------------------------------------------------------------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.

MuniYield New York Insured Fund, Inc.                           October 31, 1999

FINANCIAL INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
Statement of Assets, Liabilities and Capital as of October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Assets:              Investments, at value (identified cost -- $258,903,196) (Note 1a) ...............                  $244,949,709
                     Cash ............................................................................                        48,909
                     Receivables:
                       Interest ......................................................................    $  4,488,050
                       Securities sold ...............................................................       4,057,967     8,546,017
                                                                                                          ------------
                     Prepaid expenses and other assets ...............................................                        12,584
                                                                                                                        ------------
                     Total assets ....................................................................                   253,557,219
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ..........................................................       4,259,238
                       Dividends to shareholders (Note 1e) ...........................................         303,167
                       Investment adviser (Note 2) ...................................................         120,504     4,682,909
                                                                                                          ------------
                     Accrued expenses and other liabilities ..........................................                        67,607
                                                                                                                        ------------
                     Total liabilities ...............................................................                     4,750,516
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ......................................................................                  $248,806,703
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (3,400 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ...........                  $ 85,000,000
                       Common Stock, par value $.10 per share (12,585,427 shares issued
                       and outstanding) ..............................................................    $  1,258,543
                     Paid-in capital in excess of par ................................................     176,410,047
                     Undistributed investment income -- net ..........................................       2,929,488
                     Accumulated distributions in excess of realized capital gains
                     on investments -- net (Note 1e) .................................................      (2,837,888)
                     Unrealized depreciation on investments -- net ...................................     (13,953,487)
                                                                                                          ------------
                     Total -- Equivalent to $13.02 net asset value per share of Common Stock
                     (market price -- $12.4375) ......................................................                   163,806,703
                                                                                                                        ------------
                     Total capital ...................................................................                  $248,806,703
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

*     Auction Market Preferred Stock.
See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.       October 31, 1999

Statement of Operations

                                                                                                                  For the Year Ended
                                                                                                                    October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned                                          $ 14,954,818
(Note 1d):
------------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .............................................      $  1,356,302
                     Commission fees (Note 4) ......................................................           215,254
                     Transfer agent fees ...........................................................            80,004
                     Professional fees .............................................................            75,526
                     Accounting services (Note 2) ..................................................            56,750
                     Listing fees ..................................................................            24,946
                     Directors' fees and expenses ..................................................            23,276
                     Printing and shareholder reports ..............................................            23,126
                     Custodian fees ................................................................            21,130
                     Pricing fees ..................................................................             7,339
                     Other .........................................................................            34,367
                                                                                                          ------------
                     Total expenses ................................................................                      1,918,020
                                                                                                                       ------------
                     Investment income -- net ......................................................                     13,036,798
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Realized &           Realized loss on investments -- net ...........................................                       (833,436)
Unrealized Loss on   Change in unrealized appreciation/depreciation on investments -- net ..........                    (30,444,256)
Investments -- Net                                                                                                     ------------
(Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations ..........................                   $(18,240,894)
                                                                                                                       =============
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1999

Statements of Changes in Net Assets

                                                                                                      For the Year Ended October 31,
                                                                                                      ------------------------------
Increase (Decrease) in Net Asse                                                                             1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income -- net .....................................................    $ 13,036,798  $ 13,736,659
                     Realized gain (loss) on investments -- net ...................................        (833,436)    9,533,983
                     Change in unrealized appreciation/depreciation on investments -- net .........     (30,444,256)   (2,168,441)
                                                                                                       ------------  ------------
                     Net increase (decrease) in net assets resulting from operations ..............     (18,240,894)   21,102,201
                                                                                                       ------------  ------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income -- net:
Distributions to       Common Stock ...............................................................     (11,176,190)  (10,960,993)
Shareholders           Preferred Stock ............................................................      (1,953,727)   (2,353,599)
(Note 1e):           Realized gain on investments -- net:
                       Common Stock ...............................................................      (5,553,634)   (2,282,779)
                       Preferred Stock ............................................................        (866,775)     (986,221)
                     In excess of realized gain on investments -- net:
                       Common Stock ...............................................................      (2,454,828)           --
                       Preferred Stock ............................................................        (383,133)           --
                                                                                                       ------------  ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ..............................................................     (22,388,287)  (16,583,592)
                                                                                                       ------------  ------------
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in reinvestment
Transactions         of dividends and distributions ...............................................       4,853,434     2,957,094
(Note 4):                                                                                              ------------  ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ......................................     (35,775,747)    7,475,703
                     Beginning of year ............................................................     284,582,450   277,106,747
                                                                                                       ------------  ------------
                     End of year* .................................................................    $248,806,703  $284,582,450
                                                                                                       ============  ============
------------------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income -- net (Note 1f) .............................     $ 2,929,488  $  3,010,351
                                                                                                       ============  ============
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                       For the Year Ended October 31,
                                                                                  --------------------------------------------------
Increase (Decrease) in Net Asset Value:                                             1999       1998      1997       1996      1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .......................   $ 16.26    $ 15.89   $ 15.49    $ 15.64   $ 14.17
                                                                                 --------   --------  --------   --------  --------
Operating            Investment income -- net .................................      1.03       1.12      1.15       1.15      1.19
Performance:         Realized and unrealized gain (loss) on
                     investments -- net .......................................     (2.47)       .61       .48       (.03)     1.58
                                                                                 --------   --------  --------   --------  --------
                     Total from investment operations .........................     (1.44)      1.73      1.63       1.12      2.77
                                                                                 --------   --------  --------   --------  --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income -- net ...............................      (.89)      (.90)     (.91)      (.91)     (.92)
                       Realized gain on investments -- net ....................      (.45)      (.19)     (.07)        --      (.10)
                       In excess of realized gain on investments -- net .......      (.20)        --        --       (.10)       --
                                                                                 --------   --------  --------   --------  --------
                     Total dividends and distributions to Common
                     Stock shareholders .......................................     (1.54)     (1.09)     (.98)     (1.01)    (1.02)
                                                                                 --------   --------  --------   --------  --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income -- net .............................      (.16)      (.19)     (.23)      (.23)     (.26)
                         Realized gain on investments -- net ..................      (.07)      (.08)     (.02)        --      (.02)
                         In excess of realized gain on investments -- net .....      (.03)        --        --       (.03)       --
                                                                                 --------   --------  --------   --------  --------
                     Total effect of Preferred Stock activity .................      (.26)      (.27)     (.25)      (.26)     (.28)
                                                                                 --------   --------  --------   --------  --------
                     Net asset value, end of year .............................  $  13.02   $  16.26  $  15.89   $  15.49  $  15.64
                                                                                 ========    ========  ========   ======== ========
                     Market price per share, end of year ......................  $12.4375   $16.3125  $ 15.875   $ 14.875  $ 14.375
                                                                                 ========    ========  ========   ======== ========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ..........................   (15.63%)      9.99%    13.79%     10.79%   26.40%
Return:*                                                                         ========    ========  ========   ======== ========
                     Based on net asset value per share .......................   (11.40%)      9.53%     9.37%      6.04%   18.89%
                                                                                 ========    ========  ========   ======== ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses** .........................................     1.02%        .98%     1.02%      1.02%    1.05%
Average Net Assets                                                               ========    ========  ========   ======== ========
Of Common Stock:     Total investment income -- net** .........................     6.96%       7.07%     7.45%      7.46%    8.07%
                                                                                 ========    ========  ========   ======== ========
                     Amount of dividends to Preferred Stock shareholders ......     1.04%       1.21%     1.51%      1.49%    1.77%
                                                                                 ========    ========  ========   ======== ========
                     Investment income -- net, to Common Stock
                     shareholders .............................................     5.92%       5.86%     5.94%      5.97%    6.30%
                                                                                 ========    ========  ========   ======== ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses ...........................................      .71%        .68%      .70%       .70%     .71%
Total Average                                                                    ========    ========  ========   ======== ========
Net Assets:+*        Total investment income -- net ...........................     4.79%       4.91%     5.09%      5.11%    5.42%
                                                                                 ========    ========  ========   ======== ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Dividends to Preferred Stock shareholders ................     2.30%       2.77%     3.33%      3.25%    3.68%
Average Net Assets                                                               ========    ========  ========   ======== ========
Of Preferred Stock:
------------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) ...........................................  $163,807    $199,582  $192,107   $186,611 $188,354
                                                                                 ========    ========  ========   ======== ========
                     Preferred Stock outstanding, end of year
                     (in thousands) ...........................................  $ 85,000    $ 85,000  $ 85,000   $ 85,000 $ 85,000
                                                                                 ========    ========  ========   ======== ========
                     Portfolio turnover .......................................    99.71%      89.76%    81.73%     80.59%   88.17%
                                                                                 ========    ========  ========   ======== ========
------------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ................................  $  2,927    $  3,348  $  3,260   $  3,195 $  3,216
                                                                                 ========    ========  ========   ======== ========
------------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A -- Investment income -- net .....................  $    566    $    695  $    826   $    819 $    935
On Preferred Stock                                                               ========    ========  ========   ======== ========
Outstanding:         Series B -- Investment income -- net .....................  $    583    $    689  $    837   $    807 $    904
                                                                                 ========    ========  ========   ======== ========
------------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**    Do not reflect the effect of dividends to Preferred Stock shareholders.

+     Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates

MuniYield New York Insured Fund, Inc.                           October 31, 1999

the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $12,329 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $73 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $258,815,574 and $259,470,058, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                              Gains (Losses)           Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $ (1,543,006)       $(13,953,487)
Financial futures contracts ............            709,570                  --
                                               ------------        ------------
Total ..................................       $   (833,436)       $(13,953,487)
                                               ============        ============
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $13,953,487, of which $2,084,435 related to appreciated securities and $16,037,922 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $258,903,196.

4. Capital Stock Transactions: The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 increased by 311,133 and 185,859, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields

MuniYield New York Insured Fund, Inc.                           October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

in effect at October 31, 1999 were 2.90% for Series A and 2.99% for Series B.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $91,170 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $2,080,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniYield New York Insured Fund II, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by FAM.

7. Subsequent Event:

On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of MuniYield New York Insured Fund,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New York Insured Fund, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1999

MuniYield New York Insured Fund, Inc.                           October 31, 1999

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year.

----------------------------------------------------------------------------------------------------------------
                                                                                                       Long-Term
                                                                       Payable         Ordinary         Capital
                                                                        Date            Income           Gains*
----------------------------------------------------------------------------------------------------------------
Common Stock Shareholders                                             12/30/98         $.090031         $.561361
----------------------------------------------------------------------------------------------------------------

Preferred Stock Shareholders:            Series A                     11/24/98         $21.86           $95.36
                                                                      12/22/98         $18.90           $82.40
                                                                       1/19/99         $21.92           $95.66
                                                                       2/16/99         $ 4.93           $21.54
                              ----------------------------------------------------------------------------------

                                         Series B                     11/03/98             --           $29.84
                                                                      11/10/98             --           $28.94
                                                                      11/17/98         $ 5.13           $21.19
                                                                      11/24/98         $ 5.90           $24.39
                                                                      12/01/98         $ 4.68           $19.30
                                                                      12/08/98         $ 4.77           $19.66
                                                                      12/15/98         $ 5.73           $23.66
                                                                      12/22/98         $ 6.09           $25.11
                                                                      12/29/98         $ 5.28           $21.85
                                                                       1/05/99         $ 5.90           $24.39
                                                                       1/12/99         $ 4.40           $18.13
                                                                       1/19/99         $ 5.73           $23.66
                                                                       1/26/99         $ 5.45           $22.51
                                                                       2/02/99         $ 5.60           $23.17
                                                                       2/09/99         $ 2.37           $ 9.68
                              ----------------------------------------------------------------------------------

*     All of the distributions are subject to the 20% tax rate.
      Please retain this information for your records.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MYN

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        16159 -- 10/99

[RECYCLE SYMBOL] Printed on post-consumer recycled paper